UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 07, 2026

5E ADVANCED MATERIALS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41279	87-3426517
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9329 Mariposa Road, Suite 210
Hesperia, California		92344
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (442) 221-0225

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	FEAM	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.02 Unregistered Sales of Equity Securities.

As previously reported, on December 8, 2025, 5E Advanced Materials, Inc., a Delaware corporation (the “Company”), held its 2025 annual meeting of stockholders, at which the Company’s stockholders approved the Company’s entry into an agreement (the “Letter Agreement”) to issue warrants to purchase shares of the Company’s common stock, par value $0.01 (the “Common Stock”), to BEP Special Situations IV LLC and Ascend Global Investment Fund SPC for and on behalf of Strategic SP, or their respective affiliates (the “Guarantors”) in connection with the Company’s potential $10.0 million funding package (the “EXIM Loan”) from the Export-Import Bank of the United States.

On January 7, 2026, the Company and the Guarantors entered into the Letter Agreement, pursuant to which the Company agreed to issue warrants (the “Warrants”) to purchase up to $10.0 million of Common Stock in exchange for the Guarantors agreeing to provide a guarantee for the EXIM Loan. On January 7, 2026, the Company issued the Warrants pursuant to the Letter Agreement.

The Warrants have an exercise price of $3.5507 per share, subject to customary adjustments in the event of any stock split, stock dividend, stock combination, recapitalization or similar transaction. The Warrants will not be exercisable, if ever, until the date that the Guarantors provide the Guarantee, at which time each Guarantor’s Warrant will be exercisable for a notional amount of Common Stock equal to the amount guaranteed by such Guarantor. The aggregate notional value of the Warrants will not exceed $10.0 million, and the maximum number of shares issuable under all Warrants is 2,816,346.

The Warrants will terminate upon the earlier of (a) the second anniversary of the date that the EXIM Loan is repaid or (b) the release of the Guarantee.

The Warrants were offered and issued in a private placement exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

In the event that the Company does not obtain the EXIM Loan or the Guarantee is not provided, the Warrants will not vest or become exercisable for any shares of Common Stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

5E Advanced Materials, Inc.

Date:	January 12, 2026	By:	/s/ Joshua Malm
Joshua Malm Chief Financial Officer, Treasurer and Corporate Secretary